SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) July 6, 1999


                          AVONDALE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


            Louisiana                0-16572                39-1097012
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                Identification No.)


       P.O. Box 50280, New Orleans, Louisiana                 70816
      (Address of principal executive offices)              (Zip Code)



                              (504) 436-2121
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS

     On July 6, 1999, Avondale Industries, Inc. issued the press release filed herewith as Exhibit 99.1 announcing that the Federal Trade Commission granted early termination of the pre-merger waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the proposed merger of Avondale with Litton Industries, Inc.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release issued by the Registrant on July 6, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AVONDALE INDUSTRIES, INC.



                         By:  /S/ THOMAS M. KITCHEN
                              Thomas M. Kitchen
                              Vice President and Chief Financial Officer

Dated:    July 6, 1999.